Exhibit 10.54
EXECUTION COPY
AMENDMENT NO. 1 TO GUARANTEE

This Amendment No. 1 to Guarantee (this “Amendment”) dated as of May 28, 2020, amends that certain Guarantee, dated as of December 19, 2018 (the “Guarantee”) by AG Mortgage Investment Trust, Inc., a Maryland corporation (the “Guarantor”), in favor of Barclays Bank PLC (“Buyer”), a public limited company organized under the laws of England and Wales. Capitalized terms not otherwise defined herein are used herein with the same meanings given to such terms in the Guarantee.

WHEREAS, the Guarantee states that amendments, waivers and modifications of or to any provision of the Guarantee shall be in writing and signed and delivered by the Buyer and, in the case of any such amendment or modification, by Guarantor, and shall not otherwise be effective;

WHEREAS, the parties hereto desire to amend the Guarantee as described below;

NOW, THEREFORE, pursuant to the provisions of the Guarantee concerning modification and amendment thereof, and in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is hereby agreed between the Guarantor and Buyer as follows:

SECTION 1. Amendments of Guarantee.

(a)Sections 2(a)(i) and (ii) of the Guarantee are hereby amended by deleting such Sections 2(a)(i) and (ii) in their entirety and replacing them with the following:

(i)the Shareholder Equity of the Guarantor shall not:

(1)with respect to the fiscal quarter ended June 30, 2020, decline by thirty percent (30%) or more from the Shareholder Equity of the Guarantor as of April 30, 2020 and, with respect to the fiscal quarter ended September 30, 2020 and each fiscal quarter thereafter, decline by thirty percent (30%) or more from the Shareholder Equity of the Guarantor as of the preceding fiscal quarter end, or

(2)with respect to the fiscal quarter ended March 31, 2021, decline by forty percent (40%) or more from the Shareholder Equity of the Guarantor as of April 30, 2020 and, with respect to the fiscal quarter ended June 30, 2021 and each fiscal quarter thereafter, decline by forty percent (40%) or more from the Shareholder Equity of the Guarantor as of the same fiscal quarter in the previous fiscal year;

(ii)as of the last day of each fiscal quarter, permit the ratio of (A) Specific Indebtedness to
(B) Shareholder Equity to be greater than 3:1 (the “Maximum Ratio”); provided that Guarantor’s failure to comply with such Maximum Ratio as required under this clause will not constitute an Event of Default (as defined in the Agreement) unless it has been continuing for five (5) Business Days (as defined in the Agreement) from last day of the applicable fiscal quarter.

a.Section 2 of the Guarantee is hereby amended to add the following as a new subsection (d) in its proper alphabetical order:

(d) Beginning in July 2020, promptly following the end of each month, Guarantor shall report to Barclays (i) the Shareholder Equity of the Guarantor as of the end of such month and (ii) the ratio of (A) Specific Indebtedness to (B) Shareholder Equity of the Guarantor as of the end of such month.

SECTION 2. Effective Date. This Amendment shall become effective on the day a copy of this Amendment duly executed by each of the parties hereto has been delivered to the Buyer.

SECTION 3. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Guarantee shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. After this Amendment becomes effective, all references in the Guarantee (or in any other document relating to the Mortgage Loans) to “this Guarantee,” “hereof,” “herein” or words of similar effect referring to such Guarantee shall be deemed to be references to such Guarantee as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Guarantee other than as set forth herein.

SECTION 4. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 5. Section Headings. The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Guarantee or any provision hereof or thereof

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS EXCEPT SECTIONS 5-1401 AND 5-1402 OF NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 7. Counterparts. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Guarantor has caused this Amendment to be  executed by its duly authorized officer as of the date first written above

AG MORTGAGE INVESTMENT TRUST, INC., as Guarantor  By:  /s/ Raul E. Moreno   Name: Raul E. Moreno  Title: General Counsel

[Signature Page to Amendment No. 1 to Guarantee (BBPLC)]

Acknowledged and Agreed By:

BARCLAYS BANK PLC,

as Buyer
By: /s/ Grace Park____
Name: Grace Park____
Title; Director_______
[Signature Page to Amendment No. I to Guarantee (BBPLC)]